SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2014
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

21. SHARE-BASED COMPENSATION

        On August 18, 2006, and as amended and restated on October 19, 2007 and February 1, 2008, the Company adopted the 2006 Stock Incentive Plan and the Amended and Restated 2006 Stock Incentive Plan (the "Plan") under which 52.5 million shares have been authorized for issuance and 85.3 million shares have been reserved for issuance. In accordance with the Plan, if there is an adjustment to the then-in effect Series A Preferred Share conversion price, the number of shares reserved for issuance under the Plan shall be increased or decreased to such number of shares representing 8.41% of the equity interest of the Company, on a fully-diluted basis.

        In 2007, two batches of share options were granted under the Plan. For share-based award granted with performance conditions (Batch A), one-third (1/3) of the option shall become vested and exercisable on the 181st day following the date of an IPO and the remaining two-thirds (2/3) of the share options shall become vested and exercisable on the first anniversary of an IPO. For share-based award granted with service conditions (Batch B), one-fourth (1/4) of the option shall vest and become exercisable on the first anniversary of the effective date of the employment and the remaining three-fourths (3/4) shall vest quarterly over the following eight quarters.

        In 2008, two batches of share options were granted under the Plan based on service conditions. For Batch C, one-third (1/3) of the share options shall vest and become exercisable on each of the first, second and third anniversary dates of the Effective Date of the Option Agreement. Under Batch D, one-third (1/3) of the share options shall vest and become exercisable on each of the first, second and third anniversary dates of the date of Employment of Optionee.

        On February 2, 2009, the Company granted share options for 200,000 shares to a certain employee. One-third (1/3) of the share options should vest and become exercisable on each of the first, second and third anniversary dates of the date of employment of the option holder.

        On July 20, 2009, the Company granted 700,000 share options to certain employees. One-third (1/3) of the share options should vest and become exercisable on each of the first, second and third anniversary dates of the date of employment of option holders.

        On August 20, 2009, the Company granted 2,500,000 share options to certain employees. Of the total 2,500,000 share options granted, 1,500,000 share options should vest one-half (1/2) of the option on the first anniversary of the effective date of the employment agreement between the option holders and the Company, with the remaining share options vesting on each of the following four calendar quarters. The remaining 1,000,000 share options should vest one-third (1/3) of the share options on each of the first, second and third anniversary dates of the date of employment of the option holders.

        On October 22, 2009, a special resolution of the Board was made to amend the Third Amended and Restated Articles of Association of the Company with respect to the performance-based adjustments to the Series A Preferred Shares, which resulted in a modification to the Company's share options. This modification made each share option exercisable into 0.87 ordinary shares upon the completion of an IPO (modified as "Proposed IPO" on January 27, 2010) prior to March 31, 2010. This modification does not result in any incremental fair value because the terms of the share options included such anti-dilution provisions.

        On July 12, 2010, the Company granted 2,500,000 share options to certain employees. One-third (1/3) of the share options shall vest and become exercisable on each of the first, second and third anniversary dates of the Effective Date of this Option Agreement.

        On December 16, 2010, the Company granted 2,750,000 share options to certain employees. One-half (1/2) of the share options shall vest and become exercisable on the first anniversary date of the Effective Date of this Option Agreement, with the remaining share options vesting on each of the following four quarters.

        The exercise price for the purchase of share options upon the exercise of all or any portion of the share options shall be the Fair Market Value per share on the date of grant as determined by the Administrator in its sole discretion. Before the IPO, the Fair Market Value was provided by an independent third-party valuer at each of the share options' grant date. After the IPO, the Fair Market Value was determined based on the company's share price on the grant date. The term of the share options is five years from the grant date.

        On September 1, 2012 and October 23, 2012, the Company separately granted 500,000 and 400,000 share options to certain employees. One-third (1/3) of the share options shall vest and become exercisable on each of the first, second and third anniversary dates of the Effective Date of this Option Agreement.

        On November 11, 2013, the Company separately granted 2,577,120 share options to certain employees. One-third (1/3) of the share options shall vest and become exercisable on each of the first, second and third anniversary dates of the Effective Date of this Option Agreement.

        The Board approved that the expiration dates of all outstanding and unexercised stock options granted under respective stock option agreements pursuant to the Company's amended and restated 2006 stock incentive plan are hereby extended to the fifth anniversary as of July 9, 2012. The Board also resolved that the exercise prices of all outstanding and unexercised stock options granted under respective stock option agreements pursuant to the Company's amended and restated 2006 stock incentive plan are hereby amended to US$1.18 per ADS, representing 100% of the 30-trading day volume weighted average price per ADS as of the date hereof, except that the exercise price of the outstanding and unexercised stock options granted to Donald Zhang is hereby amended to US$1.30 per ADS, representing 110% of 30-trading day volume weighted average price per ADS as of July 9, 2012. Accordingly, the incremental fair value of RMB1,930,000 was recorded in the consolidated statements of operation for the year ended December 31, 2012.

        Valuation Assumptions:    The Company estimated the fair value of share options using the Black-Scholes Option Pricing valuation model. The fair value of each option grant is estimated on the date of grant with the following assumptions:

	Years ended December 31,
	2012	2013	2014
Expected volatility	58.8% - 60.3%	103.5%	—
Risk-free interest rate	1.17% - 1.27%	0.86%	—
Dividend yield	0.00%	0.00%	—
Expected term (in years)	3.5	3.5	—
Weighted average fair value of the underlying shares on the date of option grants (US$)	0.03	0.04	—

        Expected Term:    Due to insufficient historical information, giving consideration to the contractual terms of the share-based awards, the Company adopted the simplified method for estimating the expected term to represent the period that the Company's share-based awards are expected to be outstanding.

        Expected Volatility:    The fair value of share-based payments made through the years ended December 31, 2012 and 2013 was valued using the Black-Scholes Option Pricing valuation method with a volatility factor based on the historical stock prices of comparable companies in 2012 and on the historical prices of ADSs of the Company in 2013.

        Expected Dividend:    The Black-Scholes Option Pricing valuation model calls for a single expected dividend yield as an input. The Company has never declared or paid any cash dividends on its capital stock, and the Company does not anticipate any dividend payments on its ordinary shares in the foreseeable future.

        Risk-Free Interest Rate:    The Company bases the risk-free interest rate used in the Black-Scholes Option Pricing valuation method on the implied yield currently available on China Treasury Bonds constant maturities with an approximate equivalent remaining term.

        Estimated Pre-vesting Forfeitures:    When estimating forfeitures, the Company considers both voluntary and company termination behavior.

        The following table summarizes the Group's share options activities for the years ended December 31, 2012, 2013 and 2014:

		Share options Outstanding
	Share options available	Number of Share options	Weighted Average Exercise Price (US$)
Balance as of December 31, 2011	7,417,416	40,482,739	0.15
Share options granted	(900,000)	900,000	0.03
Share options cancelled/forfeited	2,300,000	(2,300,000)	0.14

Balance as of December 31, 2012	8,817,416	39,082,739	0.02

Share options granted	(2,577,120)	2,577,120	0.04
Share options exercised	—	(1,245,334)	0.02

Balance as of December 31, 2013	6,240,296	40,414,525	0.02

Share options cancelled/forfeited	1,300,000	(1,300,000)	0.11
Share options exercised	—	(542,587)	0.02

Balance as of December 31, 2014	7,540,296	38,571,938	0.02

        The weighted-average grant date fair value of options granted for the years ended December 31, 2012 and 2013 was US$0.01 and US$0.03 per option, respectively and no options were granted in year 2014.The following table summarizes the weighted average remaining contractual life and exercise price for the share options outstanding and exercisable as of December 31, 2014:

	Share options Outstanding			Share options Exercisable
Range of Exercise Prices (US$)	Number of options outstanding	Weighted Average Remaining Contractual Life (In years)	Weighted Average Exercise Price (US$)	Number of options outstanding	Weighted Average Remaining Contractual Life (In years)	Weighted Average Exercise Price US($)
$0.023	19,494,818	2.52	0.02	19,494,818	2.52	0.02
$0.025	16,000,000	2.52	0.03	16,000,000	2.52	0.03
$0.034	500,000	2.67	0.03	333,333	2.67	0.03
$0.038	2,577,120	3.86	0.04	859,040	3.86	0.04

	38,571,938	2.61	0.03	36,687,191	2.55	0.02

        There were 37,766,073, 37,504,072 and 36,687,191 share options exercisable as of December 31, 2012, 2013 and 2014 respectively. The total fair value of options vested are US$302,691, US$300,296 and US$309,261 (approximately RMB1,885,795, RMB1,817,902 and RMB1,918,841) as of December 31, 2012, 2013 and 2014, respectively. As of December 31, 2014, the intrinsic value of outstanding and exercisable share options were nil.

        Share-based compensation expense for share-based awards granted with performance conditions is recognized using the graded-vesting method. The Company recognized compensation expense of US$1.4 million (approximately RMB9.5 million) from the IPO date, January 28, 2010, over the remaining vesting period of one year as the performance condition in the options was considered met. Share-based compensation expenses for share-based awards which are based on service conditions are recognized using the straight-line attribution approach.

        On November 21, 2011, the Company agreed with an ex-emplyee (Mr. Yung) that, subject to compliance of certain non-competition undertakings, his option agreement will remain effective as if he were an employee of the Company, including the terms regarding any option re-pricing or any extension of the exercise period from time to time. The Company accounted for this modification of the options on November 21, 2011 in accordance with the relevant stock compensation guidance. On July 9, 2012, the Group approved additional modification to the employees' outstanding options as of July 9, 2012 by decreasing the exercise prices to the current market value and extending the expiration date to fifth anniversary of the modification date. As a result, Mr. Yung's option was modified concurrently. Mr. Yung's options have been classified as liability and measured at fair value. Accordingly a liability of RMB1,705,239 was reclassified from additional paid in capital as other current liabilities in the consolidated balance sheet, and a decrease in fair value of RMB1,535,865 has been recorded, the liability is RMB169,374 as of December 31, 2012. In October 2013, Mr. Yung exercised 23% of his options, and the liability was decreased by approximately RMB50,000. The liability is RMB163,604 as of December 31, 2014.

        For the years ended December 31, 2012, 2013 and 2014, the Company recognized share-based compensation of approximately RMB3,465,000, RMB242,000 and RMB142,000, respectively. The amount of share based compensation was included in "Selling, general and administrative expenses in the Company's consolidated statements of operations.

        As of December 31, 2014, there was US$44,121 (approximately RMB273,753) of total unrecognized compensation cost related to non-vested share-based compensation granted under the plan. The cost is expected to be recognized over a weighted average period of1.82 years.